                                                                                                                                    Sub-Item 77Q1(e)

The Dreyfus/Laurel Funds, Inc. (the “Registrant”)

Dreyfus Opportunistic Emerging Markets Debt Fund (the “Fund”)

The Registrant’s Management Agreement (on behalf of the Fund), dated April 20, 2006, As Amended, April 25, 2013, is incorporated by reference to Post Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on June 12, 2013.